UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  February 7, 2006
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                                 Footstar, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-11681                              22-3439443
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      (Commission File Number)           (IRS Employer Identification No.)

         933 MacArthur Boulevard
           Mahwah, New Jersey                               07430
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    (Address of Principal Executive Offices)              (Zip Code)

                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

           As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH)) (the "Chapter 11 Case"). On February 7, 2006 (the "Effective Date"), the Debtors' First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Plan") became effective under the Bankruptcy Code.

           Information regarding the Plan is contained in the Company's Current Report on Form 8-K filed February 2, 2006, which is incorporated herein by reference.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Footstar, Inc. 2006 Non-Employee Director Stock Plan

           On the Effective Date, the Footstar, Inc. 2006 Non-Employee Director Stock Plan (the "Director Stock Plan") became effective pursuant to the Plan. The Director Stock Plan allows for the grant of common stock of the Company (the "Common Stock"). The total number of shares of Common Stock reserved and available for delivery under the Director Stock Plan is 458,044 shares; provided, however, that the number of shares of Common Stock available is subject to adjustment for recapitalization, merger, and other similar events.

           The Director Stock Plan provides for an automatic initial grant of 10,000 shares of restricted Common Stock to each eligible director. Beginning with the 2007 annual meeting of the Company, the Company shall make additional grants to each eligible director of 10,000 shares of restricted Common Stock, or such other amount determined by the Board of Directors of the Company (the "Board"), subject to the provisions of the Director Stock Plan.

           Unless the Board shall determine otherwise at the time of grant, each award of restricted Common Stock shall vest with respect to 50% of the shares on the first anniversary of the date of grant, an additional 25% of the shares on the second anniversary of the date of grant, and with respect to the remaining 25% of the shares on the third anniversary of the date of grant. In the event of a participant's retirement, all unvested shares of restricted Stock shall become vested as of the effective date of such retirement. In the event of a change in control (as specified in the Director Stock Plan), all unvested shares of restricted Common Stock shall become vested as of the effective date of such change in control.

           Each eligible director who so elects at least one business day prior to the last day of the first fiscal quarter of the Company for the applicable year, in the form established by the Board, to receive his or her cash director fees for such year in shares of Common Stock, shall receive a number of shares of Common Stock with a fair market value equal to the amount of such cash director fees. Such shares will be granted to the eligible director on the date

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the first cash payment for such year would have been made. For 2006, such election must be made on or prior to the first business day after the Effective Date. All Common Stock granted under this provision shall be fully vested. For this purpose, "fair market value" for an applicable date shall mean (i) if the Common Stock is traded on the over-the-counter bulletin board and is not traded on a national stock exchange or Nasdaq, the average of the high and low price for Common Stock on the date the Common Stock is granted and (ii) if the Common Stock is traded on a national stock exchange or Nasdaq, the closing price of the Common Stock on such national stock exchange or Nasdaq on the date the Common Stock is granted.

           A participant's termination of service as a director of the Company for any reason other than retirement shall result in the immediate forfeiture of all shares of restricted Common Stock that have not yet vested as of the date of such termination of service. To effect such forfeiture, the participant shall transfer such shares of Common Stock to the Company promptly following such termination of service in accordance with procedures established by the Board from time to time and the Company shall reimburse such participant for the shares of Common Stock in an amount equal to the lesser of (i) the fair market value of the shares of Common Stock transferred on the date service terminated, and (ii) the cash price, if any, paid by the participant for such shares of Common Stock. In addition, the participant shall forfeit all dividends paid on the shares of restricted Common Stock, which forfeiture shall be effected by termination of any escrow arrangement under which such dividends are held, or, if paid directly to the participant by the participant's repayment of dividends received directly, or by such other method established by the Board from time to time.

           The foregoing description of the Director Stock Plan is qualified in its entirety by reference to the Director Stock Plan, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Compensation of Directors

           In addition to the grants eligible directors receive under the Director Stock Plan, each director of the Company shall receive an annual retainer of $50,000, which shall be paid quarterly in cash in equal installments, unless any such director elects to receive Common Stock in lieu of cash as described above. The Chairman of the Board shall receive an additional annual retainer of $40,000, which shall be paid semi-annually in cash in equal installments, and the Chairman of the Company's Audit Committee shall receive an additional annual retainer of $10,000, which shall be paid semi-annually in cash in equal installments.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Departure of Principal Officers

           As of the Effective Date, Dale W. Hilpert ceased being the Chairman, Chief Executive Officer and President of the Company.


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Appointment of Principal Officers

           As of the Effective Date, Jeffrey A. Shepard became the President and Chief Executive Officer of the Company. The information contained in Item 1.01 and Item 5.02 in the Company's Current Report on Form 8-K filed on November 3, 2005 is incorporated by reference herein.

Departure of Directors

           As of the Effective Date, the following persons have ceased being directors of the Company: Dale W. Hilpert, Neele E. Stearns, Jr., Robert A. Davies, III, George S. Day, Stanley P. Goldstein, Bettye Martin Musham and Kenneth S. Olshan.

Election of Directors

           As of the Effective Date, the following persons have become members of the Board pursuant to and by operation of the Plan: Jonathan M. Couchman, who is Chairman of the Board, Eugene I. Davis, Adam Finerman, Alan Kelly, Gerald F. Kelly, Jr., Michael O'Hara, George A. Sywassink and Alan I. Weinstein. Jeffrey
A. Shepard remains a director of the Company

           The members of the Company's Audit Committee are Alan Kelly, who is Chairman of the Audit Committee, Eugene I. Davis and Alan I. Weinstein. The members of the Company's Corporate Governance Committee are Jonathan M. Couchman, who is Chairman of the Corporate Governance Committee, Adam W. Finerman and Gerald F. Kelly. The members of the Company's Compensation Committee are Michael O'Hara, who is Chairman of the Compensation Committee, Jonathan M. Couchman and George A. Sywassink.

           The description in Item 1.01 above is incorporated by reference herein.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

           On the Effective Date, the Company has filed with the Secretary of State of the State of Delaware its Second Amended and Restated Certificate of Incorporation and a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation and adopted its Amended and Restated Bylaws, each of which are attached hereto as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, and incorporated herein by reference. The Second Amended and


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Restated Certificate of Incorporation provides, among other things, that pursuant to Section 1123(a)(6) of the Bankruptcy Code, the Company will not issue non-voting equity securities (which shall not be deemed to include any warrants or options to purchase capital stock of the Company); provided, however, that this provision (i) shall have no further force or effect beyond that required under Section 1123 of the Bankruptcy Code, (ii) shall have such force and effect, if any, only for so long as such section is in effect and applicable to the Company or any of its wholly-owned subsidiaries and (iii) in all events may be amended or eliminated in accordance with applicable law as from time to time in effect. The Second Amended and Restated Certificate of Incorporation also provides for certain transfer restrictions with respect to the Company's securities and a reduction of the Board by two members in 2007, a reduction of the Board by one member in 2008 and a reduction of the Board by one member in 2009.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits

        Exhibit No.                    Exhibit
        -----------                    -------

            3.1     Second Amended and Restated Certificate of Incorporation

            3.2 Certificate of Amendment to Second Amended and Restated Certificate of Incorporation

            3.3     Amended and Restated Bylaws

            10.1    Footstar, Inc. 2006 Non-Employee Director Stock Plan





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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2006
                                            FOOTSTAR, INC.


                                            By:  /s/ Maureen Richards
                                                --------------------------------
                                                Maureen Richards
                                                Senior Vice President, General
                                                Counsel and Corporate Secretary












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                                  EXHIBIT INDEX

   Exhibit No.                     Description
   -----------                     -----------

      3.1           Second Amended and Restated Certificate of Incorporation

      3.2 Certificate of Amendment to Second Amended and Restated Certificate of Incorporation

      3.3           Amended and Restated Bylaws

      10.1          Footstar, Inc. 2006 Non-Employee Director Stock Plan










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